EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,
as Assignor

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE,
as Assignee

and

GMAC MORTGAGE CORPORATION,
as Servicer

and as acknowledged by

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Master Servicer

Dated as of

April 1, 2006

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment Agreement”) made this 1st day of April, 2006, among GMAC Mortgage Corporation, a Pennsylvania corporation, as servicer (the “Servicer”), U.S. Bank National Association, not in its individual capacity but solely as trustee on behalf of GSR Mortgage Loan Trust 2006-4F (the “Assignee” or the “Trustee”), and GS Mortgage Securities Corp., a Delaware corporation (the “Assignor” or the “Depositor”) and as acknowledged by JPMorgan Chase Bank, National Association, as master servicer (the “Master Servicer”).

WHEREAS, Goldman Sachs Mortgage Company (“GSMC”) and the Servicer have entered into (i) the Amended and Restated Sale and Servicing Agreement dated as of January 1, 2006, (ii) the related Trade Confirmation dated as of March 6, 2006 and (iii) the related Acknowledgement and Conveyance Agreement dated as of March 28, 2006 (together, the “Sale and Servicing Agreement”), pursuant to which the Servicer sold to GSMC, on a servicing retained basis, certain mortgage loans listed on the mortgage loan schedule attached hereto as Exhibit 1 (the “Mortgage Loans”);

WHEREAS, GSMC, the Assignor, the Servicer and JPMorgan Chase Bank, National Association (the “Custodian”) have entered into a Custodial Agreement, dated as of March 1, 2005 (the “Custodial Agreement”), pursuant to which the Custodian has agreed to act on behalf of the Assignor and its successors and assigns, as the custodian of the mortgage loans;

WHEREAS, the Custodian has issued and delivered to, and in the name of, GSMC a custody receipt dated March 28, 2006, evidencing the receipt and possession of the Mortgage Loans by the Custodian on behalf of GSMC pursuant to the Custodial Agreement;

WHEREAS, GSMC, the Assignor and the Servicer have entered into that certain Assignment, Assumption and Recognition Agreement dated as of April 1, 2006 (the “Assignment Agreement”) pursuant to which GSMC assigned its right, title and interest in and to the Mortgage Loans, the Sale and Servicing Agreement and the Custody Receipt to the Assignor;

WHEREAS; the Assignor, the Assignee and the Servicer have agreed that the provisions of the Sale and Servicing Agreement will apply to all of the Assigned Mortgage Loans;

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain Mortgage Loans (the “Assigned Mortgage Loans”), each of which is subject to the provisions of the Sale and Servicing Agreement and is included in the Mortgage Loans listed in the mortgage loan schedule attached to the Custody Receipt and all of which Assigned Mortgage Loans are together listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loan Schedule”);

WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of April  1, 2006 (the “Trust Agreement”), among the Assignor, as depositor, the Assignee, as trustee, JPMorgan Chase Bank, National Association, as custodian (the “Custodian”), and JPMorgan Chase Bank, National Association, as securities administrator and master servicer (in such capacity, the “Master Servicer”), the Assignor will transfer the Assigned Mortgage Loans to the Trustee, together with the Assignor’s rights in the Sale and Servicing Agreement;

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Assignment and Assumption.

(a)

The Assignor hereby assigns to the Assignee all of its right, title and interest in and to the Assigned Mortgage Loans and the Sale and Servicing Agreement, to the extent relating to the Assigned Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Sale and Servicing Agreement, to the extent relating to the Assigned Mortgage Loans from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Sale and Servicing Agreement from and after the date hereof, to the extent relating to the Assigned Mortgage Loans.

(b)

The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Assigned Mortgage Loans since the date of the Sale and Servicing Agreement.

(c)

The Assignor, the Assignee and the Servicer agree that the provisions of the Sale and Servicing Agreement will apply to the Assigned Mortgage Loans.  The Servicer and the Assignor shall have the right to amend, modify or terminate the Sale and Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee or the Assigned Mortgage Loans.

2.

Accuracy of Sale and Servicing Agreement.  The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Sale and Servicing Agreement, (ii) the Sale and Servicing Agreement is in full force and effect as of the date hereof, (iii) other than as specified herein, the Sale and Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Sale and Servicing Agreement.  The Servicer, in its capacity as seller under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Section 3.01 of the Sale and Servicing Agreement are true and correct on and as of April 28, 2006.

3.

Recognition of Purchaser.

(a)

From and after the date hereof, the Servicer shall note the transfer of the Assigned Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Assigned Mortgage Loans and shall service the Assigned Mortgage Loans for the benefit of the Assignee pursuant to the Sale and Servicing Agreement, the terms of which are incorporated herein by reference.  It is the intention of the Assignor, Servicer and Assignee that the Sale and Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

(b)

The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Sale and Servicing Agreement) will be subject to the supervision of the Master Servicer, acting as agent of the Trustee.  Such rights that Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Sale and Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

(c)

All reports and other data required to be delivered by the Servicer to the “Purchaser” under the Sale and Servicing Agreement shall be delivered to the Master Servicer or the Trustee, as designated by the Trustee, at the address set forth in Section 9 hereof.  All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Sale and Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

JPMorgan Chase Bank, National Association

ABA# 021000021

Account Name:  JPMorgan Chase Bank, National Association,

   Master Servicing Payment Clearing Account

Account Number:  507198670

For further credit to:  Goldman Sachs 2006-4F

Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) (a) monthly loan data in a mutually agreed-upon format, (b) default loan data in the format mutually agreed-upon between the Servicer and the Master Servicer and (c) information regarding realized losses and gains in the format mutually agreed between the Servicer and the Master Servicer, in each case relating to the period beginning on the second day of the month immediately preceding month and ending on the first day of the then current month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required pursuant to clause (i)(c) above.

(d)

Sarbanes-Oxley Certification.

(i)

Notwithstanding anything to the contrary in the Sale and Servicing Agreement, with respect to the Mortgage Loans, by March 15th of each year or in connection with any Sarbanes-Oxley certification required to be filed, upon thirty (30) days written request, an officer of the Servicer shall execute and deliver a Servicer Certification substantially in the form attached hereto as Exhibit 3, to the Depositor and the Master Servicer for the benefit of the Depositor’s affiliates and the officers, directors and agents of the Depositor and the Depositor’s affiliates, and shall indemnify such entity or persons arising out of any breach of the Depositor’s obligations or representations relating thereto as provided in such Servicer Certification.  The Servicer acknowledges that the party executing the annual certification may rely on the Servicer Certification in filing the annual certification with the Commission.

(ii)

On or before March 15th of each year, beginning March 15, 2006, the Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each of the Depositor and the Master Servicer to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans similar in nature and that such firm is of the opinion that the provisions of this or similar agreements have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.  By providing the Depositor and the Master Servicer a copy of a Uniform Single Attestation Program Report from their independent public accountant on an annual basis, the Servicer shall be considered to have fulfilled its obligations under this Section (d).

4.

Representations and Warranties of the Assignee.  The Assignee hereby represents and warrants to the Assignor as follows:

(a)

Authority.  The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale and Servicing Agreement.

(b)

Enforceability.  The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5.

Representations and Warranties of the Assignor.   The Assignor hereby represents and warrants to the Assignee as follows:

(a)

The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Sale and Servicing Agreement and this Assignment Agreement.

(b)

This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c)

The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

(d)

The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions therein contemplated, nor compliance by the Assignor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e)

There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f)

Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g)

The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission.  The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

(h)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to the Mortgage Loans have been complied with.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Properties and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

(i)

With respect to each Assigned Mortgage Loan, the representations and warranties contained in Section 3.02 of the Sale and Servicing Agreement, to the extent they relate to matters arising on or after April 28, 2006, are true and correct as of the date of this Assignment Agreement.

(j)

No Transferred Mortgage Loan is a “High Cost Loan” or “Covered Loan,” as applicable, as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary.  In addition, no Transferred Mortgage Loan is a “high-cost,” “high-cost home,” “covered,”  “high-risk home,” or “predatory” loan under any applicable federal, state or local predatory or abusive lending law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Files to the Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment.  Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.  It is understood and agreed that the obligations of the Assignor set forth in Section 6 to repurchase an Assigned Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5.  It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 5 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 5, by the Servicer in the Sale and Servicing Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

6.

Repurchase of Mortgage Loans.  Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Assigned Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Assigned Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Assigned Mortgage Loan from the Assignee.  Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within 75 days of the Defect Discovery Date.

In the event the Servicer has breached a representation or warranty under the Sale and Servicing Agreement that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer.  If the Servicer does not within 60 days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale and Servicing Agreement) or purchase, or substitute for the Assigned Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase the Assigned Mortgage Loan from the Trust.  In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Assigned Mortgage Loan under the terms of the Sale and Servicing Agreement with respect to such Assigned Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

7.

Amendment of the Sale and Servicing Agreement.  In connection with the transfer of the Mortgage Loans hereunder, the Servicer agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the Servicing Agreement; provided that, solely with respect to the Mortgage Loans transferred hereunder, the following modifications shall be made:

(i)

Section 5.01 of the Sale and Servicing Agreement shall be amended to replace the language in the second and third sentences of the third paragraph thereof with the following:

“Such interest shall be paid by the Company to the Purchaser on the date such late payment is made and shall cover the period commencing with the date on which such payment was due and ending with the date on which such payment is made, both inclusive.”

(ii)

Section 9.01 of the Sale and Servicing Agreement shall be amended to include the following:

“(ix)

failure by the Servicer to duly perform, within the required time period, its certification obligations under Sections 6.04 or 12.01, which failure continues unremedied for a period of fifteen days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans.”

(iii)

Exhibit I (“Servicing Criteria to be Addressed in Assessment of Compliance”) shall be replaced with Exhibit 4 hereto.

For the avoidance of doubt, the Sale and Servicing Agreement is not hereby amended with respect to any other mortgage loans serviced thereunder and shall remain in full force and effect in accordance with its terms with respect to such other mortgage loans.

For purposes of this Section 7, capitalized terms used herein shall have the meanings assigned to such terms in the Sale and Servicing Agreement.

8.

Continuing Effect.  Except as contemplated hereby, the Sale and Servicing Agreement shall remain in full force and effect in accordance with its terms.

9.

Governing Law.  THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

10.

Notices.  Any notices or other communications permitted or required hereunder or under the Sale and Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Servicer, GMAC Mortgage Corporation, 100 Witmer Road, Horsham, Pennsylvania 19044-0963, Attention:  Chief Financial Officer, Telecopier No.:  (215) 628-1467, or such address as may hereafter be furnished by the Servicer; (ii) in the case of the Assignee, U.S. Bank National Association, One Penn Plaza Suite 2700, NY  NY  10119
Attention: Structured Finance Department, GSR 2006-4F, Telephone:  212*273*7036, Fax: 917*351*2022, or such other address as may hereafter be furnished by the Assignee, (iii) in the case of the Assignor, GS Mortgage Securities Corp., 85 Broad Street, New York, New York 10004, Attention: Anton Kuzmanov, Telecopier No.: (212) 902-3000, or such other address as may hereafter be furnished by the Assignor, (iv) in the case of the Master Servicer, JPMorgan Chase Bank, National Association, Worldwide Security Services, Attn: Master Servicing Division, OH4-7130, 6526 West Campus Oval, Suite 200, New Albany, OH  43054-8830, Attention:  Amy Brinkman, Facsimile:  (614) 775-5651, or such other address as may hereafter be furnished by the Master Servicer and (v) in the case of the Custodian, JPMorgan Chase Bank, National Association, 1111 Fannin Street, 12th Floor, Houston, Texas 77002, Attention:  Sandy Berry, Phone:  (713) 427-6401; Fax:  (713) 427-6420.

11.

Counterparts.  This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

12.

Definitions.  Any capitalized term used but not defined in this Assignment Agreement has the same meaning as in the Sale and Servicing Agreement.

13.

Trustee Capacity.  It is expressly understood and agreed by the parties hereto that insofar as this Assignment Agreement is executed by the Trustee: (i) nothing herein shall be construed as creating any liability on the part of U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (ii) under no circumstances shall U.S. Bank National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses undertaken under this Assignment Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNEE:

U.S. BANK NATIONAL

      ASSOCIATION, not in its

      individual capacity but solely as Trustee

By:  /s/ James H. Byrnes
Name:  James H. Byrnes
Title:    Vice President

ASSIGNOR:

GS MORTGAGE SECURITIES CORP.

By:  /s/ Michelle Gill
Name:  Michelle Gill
Title:    Vice President

SERVICER:

GMAC MORTGAGE CORPORATION

By:  /s/ Patricia C. Taylor
Name:  Patricia C. Taylor
Title:    Vice President

Acknowledged by:

MASTER SERVICER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:

  /s/ Annette M. Marsula
Name:  Annette M. Marsula
Title:    Vice President

EXHIBIT 1

GMAC Mortgage Loan Schedule

EXHIBIT 2

Sale and Servicing Agreement

EXHIBIT 3

Form of Annual Certification

I, ______________________, Vice President of GMAC Mortgage Corporation (the “Servicer”), certify to __________________, and its officers, directors, agents and affiliates (in its role as ____________, the “____________”), and with the knowledge and intent that they will rely upon this certification, that:

(i)

Based on my knowledge, the information relating to the Mortgage Loans and the servicing thereof submitted by the Servicer to the ___________ which is used in connection with preparation of the reports on Form 8-K and the annual report on Form 10-K filed with the Securities and Exchange Commission with respect to each transaction listed on the attached Exhibit 1, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

(ii)

The servicing information required to be provided to the _____________ by the Servicer under the relevant servicing agreements has been provided to the ______________;

(iii)

I am responsible for reviewing the activities performed by the Servicer under the relevant servicing agreements and based upon the review required by the relevant servicing agreements, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the ___________, the Servicer has, as of the date of this certification fulfilled its obligations under the relevant servicing agreements; and

(iv)

I have disclosed to the ___________ all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the relevant servicing agreements.

(v)

The Servicer shall indemnify and hold harmless the ___________ and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Certification or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the ___________, then the Servicer agrees that it shall contribute to the amount paid or payable by the ___________ as a result of the losses, claims, damages or liabilities of the ___________ in such proportion as is appropriate to reflect the relative fault of the ___________ on the one hand and the Servicer on the other in connection with a breach of the Servicer’s obligations under this Certification or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.

Dated:

By:

Name:

Title:

EXHIBIT 4

EXHIBIT I

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by GMAC Mortgage Co. [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.	X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

GMAC Mortgage Corporation

Date:

_________________________

By:  ________________________________
Name:
Title: